UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 7, 2022

TIMBER PHARMACEUTICALS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-37411	59-3843182
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

110 Allen Road, Suite 401

Basking Ridge, NJ 07920

(Address of principal executive offices)

Registrant’s telephone number, including area code: (908) 636-7160

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 Par Value	TMBR	The NYSE American, LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

On November 7, 2022, Timber Pharmaceuticals, Inc. (the "Company") held a special meeting of stockholders (the "Special Meeting"). The matters voted on at the Special Meeting were the following proposals: (1) the approval of an amendment to the Company's Certificate of Incorporation, as amended (the "Certificate of Incorporation"), at the discretion of the Board of Directors (the "Board") of the Company, to effect a reverse stock split of the Company's issued and outstanding shares of common stock (the "Common Stock") at a specific ratio, ranging from one-for-twenty-five (1:25) to one-for-fifty (1:50), at any time prior to the one year anniversary date of the Special Meeting, with the exact ratio to be determined by the Board, and (2) the approval of the adjournment of the Special Meeting to the extent the number of shares of Common Stock and Series B Mirroring Preferred Stock (the "Series B Preferred Stock") present or represented by proxy at the Special Meeting and voting "FOR" the adoption of Proposal 1 are insufficient.

At the Special Meeting, both of the foregoing stockholder proposals were approved, based upon an aggregate of 146,524,818 shares of Common Stock and 13,000 shares of Series B Preferred Stock outstanding as of 4:00 P.M. (EST) on October 3, 2022, which was the record date for the Special Meeting. The final voting results were as follows:

1.

The proposal to approve an amendment to the Company's Certificate of Incorporation, at the discretion of the Board, to effect a reverse stock split of the Company's issued and outstanding shares of Common Stock, at a specific ratio, ranging from one-for-twenty-five (1:25) to one-for-fifty (1:50), at any time prior to the one year anniversary date of the Special Meeting, with the exact ratio to be determined by the Board was approved by a majority of the voting power of the issued and outstanding shares of Common Stock and Series B Preferred Stock entitled to vote on the proposal, based upon the following votes:

Votes For	Votes Against	Abstentions
78,246,386,823	51,809,895,531	69,273

2.

The proposal to approve the adjournment of the Special Meeting to the extent the number of shares of Common Stock and Series B Preferred Stock present or represented by proxy at the Special Meeting and voting "FOR" the adoption of Proposal 1 are insufficient was approved by a majority of votes cast, based upon the following votes:

Votes For	Votes Against	Abstentions
83,749,322,359	46,305,581,825	1,447,443

Item 7.01 Regulation FD Disclosure.

On November 8, 2022, the Company issued a press release announcing a reverse stock split, a copy of which is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

The information in this Current Report on Form 8-K under Item 7.01, including the information contained in Exhibit 99.1, is being furnished to the Securities and Exchange Commission, and shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that section, and shall not be deemed to be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, except as shall be expressly set forth by a specific reference in such filing.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
99.1	Press Release, dated November 8, 2022.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Timber Pharmaceuticals, Inc.

Date: November 8, 2022	By:	/s/ John Koconis
	Name:	John Koconis
	Title:	Chief Executive Officer and Chairman of the Board of Directors